CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Audiovox Corporation (the “Company”) on Form 10-K for the period ended February 29, 2008 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, C. Michael Stoehr, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2008

/s/ C. Michael Stoehr_______________
C. Michael Stoehr
Senior Vice President and Chief Financial Officer

EXHIBIT 32.2